Earnings Webcast & Conference Call Fourth Quarter and Fiscal Year 2014 August 7, 2014 Exhibit 99.2

Forward-Looking Statements
Explanation of the Company’s Use of Non-GAAP Financial Measures
Use of Material Contained Herein

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The information contained in this presentation is being provided for your convenience and information only.  This information is accurate as of the date of its initial presentation.  If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility.  Broadridge assumes no duty to update or revise the information contained in this presentation.  You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as Broadridge Financial Solutions, Inc., which owns the copyright.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”)
and should be viewed in addition to, and not as a substitute for, the Company’s reported results. These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods.  In addition, Broadridge believes this Non-GAAP information helps investors understand the effect of these items on reported results and provides a better representation of the Company’s performance.
Accompanying this presentation is a reconciliation of these Non-GAAP measures to the comparable GAAP measures.
This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-
looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, information appearing in the
“Fiscal Year 2014 Financial Guidance” section are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on
Form 10-K for the fiscal year ended June 30, 2014 (the “2014 Annual Report”), as they may be updated in any future reports filed with the
Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2014 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; declines in participation and activity in the securities markets; any material breach of Broadridge security affecting its clients’ customer information;
the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

Today’s Agenda
Opening Remarks Rich Daly, President and CEO
Fourth Quarter and Fiscal Year 2014 Jim Young, CFO
Highlights and Segment Results
Summary Rich Daly, President and CEO
Q&A Rich Daly, President and CEO
Closing Remarks Rich Daly, President and CEO
Jim Young, CFO

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Key Messages
Strong execution in FY14 generated record results and providing momentum into FY15
Continued progress against our growth strategy
FY15 guidance reflects continued successful execution on the activities within our control
Remain committed to capital stewardship program
Increased confidence in continuing to generate sustainable top quartile stockholder returns

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Fiscal Year 2014 Highlights

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Strong revenue growth
Recurring revenues were up 9% primarily due to Net New Business (recurring revenue closed sales less client losses) and strong market-based activities
Record diluted Earnings Per Share (EPS)
Non-GAAP diluted EPS of $2.25 was up 20%; GAAP diluted EPS of $2.12 was up 25%
Increased revenues, operating leverage and productivity initiatives generate margin expansion
Performance includes increased strategic investments in the business
Record recurring revenue closed sales of $127M
Headlined by a large closed sale in Q4 with Fidelity Investments for investor communications outsourcing solutions
Robust sales pipeline provides for further large deal opportunities
Continued expansion of Emerging and Acquired (E&A) solutions
Inlet joint venture with Pitney Bowes to address industry need for digital solutions
Bonaire and Emerald acquisitions expand capabilities in targeted markets
Acquisitions portfolio contributed  ~$220M to fee revenue and ~$75M to EBITDA (Non-GAAP)
Board increased annual dividend by 29% to $1.08 per share
Increased dividend seven consecutive years (CAGR  ~24%)
Increased targeted payout ratio to 45% from 40% of FY14 Non-GAAP Net Income
Board authorized an additional 6.2M shares for a total of 10M shares of common stock for repurchase

Fiscal Year 2015 Guidance

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Recurring revenue growth of 5-7% (total revenues 4-6%)
Market-based activities not assumed to contribute at the
same levels as FY14
Continued exceptional client revenue retention rate of 98%
Non-GAAP diluted EPS of $2.42-2.52 (8-12% growth)
Recurring revenue closed sales of $110-150M
Free cash flows of $320M-$370M
GAAP EPS of $2.29-2.39 (8-13% growth)
Balancing controllable growth with increasing investments in the business

Key Financial Drivers

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4Q Actual FY15
FY14 FY14 Range
Growth Drivers as a % of Recurring Revenue
Closed Sales (Recurring)
6% 7% 6-7%
Client Losses
(3%) (3%) (2%)
Net New Business
3% 4% 4-5%
Internal Growth
3% 4% 0-1%
Organic Growth
6% 8% 4-6%
Acquisitions
1% 1% 1%
Total Recurring Revenue Growth
7% 9% 5-7%
Growth Drivers as a % of Total Revenue
Recurring Revenue
5% 5% 3-4%
Event-Driven
(1%) 0% 0%
Distribution
(1%) 0% 1-2%
FX/Other
(1%) 0% 0%
Total Revenue Growth
2% 5% 4-6%
EBIT Margin (Non-GAAP)
24.0% 16.4% 17.4-17.8%
EPS (Non-GAAP)
$1.17 $2.25 $2.42-2.52
(a) Internal Growth includes SPS Equity & Fixed Income Trades, ICS Equity & Mutual Fund Stock Record Growth, Transaction Reporting, Fulfillment, and Time & Materials
(b) Event-Driven includes ICS Proxy Contest/Specials, Mutual Fund Proxy and Interim Communications
(c) Distribution includes pass-through fees from Matrix
(a)
(b)
(c)

Segment Results & Forecast –
Investor Communication Solutions

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FY14 strong results from Net New Business and market-based activities balanced by investments
FY15 guidance anticipates recurring revenue growth of 6-9%
Approximately 50% from Net New Business
Tempered by modest market-based activities contribution
Event-driven revenue in-line with prior two years
Margin growth improvement from operating leverage balanced by increased growth investments
Recurring revenue closed sales range of $70-90M
Recurring/Growth
(Non-GAAP)
Revenue/Growth EBIT/Growth
(Non-GAAP)
Margin/Growth
(Non-GAAP)
FY14:
FY15:
$1,963 to $1,996M / 5 to 7%
$1,867M / 6% $947M / 11%
$1,007 to $1,030 M / 6 to 9%
$336M / 11% 18.0% / 80 bps
$368 to $380M / 10 to 13% 18.7% to 19.0% / 70-100bps

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Segment Results & Forecast –
Securities Processing Solutions
FY14 revenues up 5% with strong margin expansion
Margin driven by operating leverage and productivity improvements balanced by investments
FY15 guidance anticipates recurring revenue growth of 2-4%
Primarily from Net New Business
Margin expansion based on productivity initiatives
Recurring revenue closed sales range of $40-60M
Revenue/Growth EBIT/Growth (Non-GAAP) Margin/Growth (Non-GAAP)
FY14: $695M / 5% $119M / 40% 17.1% / 420 bps
FY15: $710M to 722M / 2 to 4% $122M to 136M / 2 to 14% 17.2 to 18.8% / 10 to 170 bps

Closing Summary
Record financial results providing strong momentum for FY15
with both segments contributing to growth
Guidance reflects the activities within our control with a focus on growing recurring revenues from Net New Business
Continued investments in strategic growth opportunities
Remain committed to our capital stewardship program
Increased confidence in continuing to generate sustainable top quartile stockholder returns

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10 © 2014 | Q&A and Closing Comments There are no slides during this portion of the presentation

Appendix 11 © 2014 |

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Segment Results & Forecast –
Other & Foreign Exchange (FX)
Corporate Expenses: FY14 results were in-line with full year guidance range and included strategic investments
Interest Expense,
net:
Reflected higher interest rates from previous year due to
refinancing of term loan with senior fixed-rate notes
FY14 FY15 Range
Actual Low High
Corporate Expenses
$(50)M $(42)M $(49)M
Interest Expense, net
$(25)M $(26)M $(26)M
FX - P&L - Revenue
$(4)M $(7)M $(7)M
- EBIT
$16M $16M $16M
- Transaction Activity
$0M $0M $0M

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Broadridge Q4 and Full Year FY14
(a) FY13 Q4 excludes Restructuring Charges of $12M (after tax $8M, or $0.06 EPS impact). FY13 Full Year  excludes Restructuring Charges of $20M (after tax $13M, or $0.10 EPS impact).
(b) Includes impacts of FX P&L and FX transaction activity.
(c) Represents amortization charges associated with intangible asset values as well as other deal costs associated with the Company’s acquisitions.
FY13 Full Year excludes Restructuring Charges of $20M (after tax $13M, or $0.10 EPS impact),  Acquisition Amortization and Other Costs of $24M (after tax $15M, or $0.12 EPS impact) and a one time tax credit of $4M (or $0.04 EPS impact).
FY14 Q4 excludes Acquisition Amortization and Other Costs of $7M (after tax $4M, or $0.04 EPS impact) and FY14 Full Year excludes Acquisition Amortization and Other Costs of $25M (after tax $16M, or $0.13 EPS impact)
(e) FY13 represents transition costs related to termination of the Penson agreement including shutdown costs.
Revenue
FY13 FY14 FY13 FY14
Q4 Q4 Full Year Full Year
$690 $715 $1,760 $1,867
9% 4% 8% 6%
$173 $174 $661 $695
4% 1% 1% 5%
$863 $889 $2,421 $2,562
8% 3% 6% 6%
$0 $0 $0 ($0)
$2 ($3) $10 ($4)
$865 $886 $2,431 $2,558
8% 2% 6% 5%
Earnings
FY13 FY14 FY13 FY14
Q4 Q4 Full Year Full Year
$208 $219 $302 $336
30.1% 30.6% 17.2% 18.0%
$27 $15 $85 $119
15.6% 8.6% 12.9% 17.1%
$235 $234 $387 $455
27.2% 26.3% 16.0% 17.8%
($21) ($23) ($44) ($50)
$5 $2 $15 $16
$219 $213 $359 $420
25.3% 24.0% 14.8% 16.4%
($5) ($6) ($15) ($25)
$7 $7 $24 $25
$221 $214 $367 $420
25.6% 24.1% 15.1% 16.4%
($79) ($69) ($131) ($141)
35.6% 32.3% 35.7% 33.6%
$142 $145 $236 $279
16.5% 16.3% 9.7% 10.9%
($4) ($4) ($15) ($16)
($3) $0 ($9) $0
($8) ($4) ($24) ($16)
$135 $140 $212 $263
15.6% 15.8% 8.7% 10.3%
123.8 124.6 125.4 124.1
$1.15 $1.17 $1.88 $2.25
$1.09 $1.13 $1.69 $2.12
ICS
Growth %  /  Margin %
SPS
Growth %  /  Margin %
Total Segments
Margin %
Other
(a)
FX
(b)
Total Broadridge (Non-GAAP)
(a)
Growth %  /  Margin %
Interest & Other
Acquisition Amortization and Other Costs
(c)
Total EBT (Non-GAAP)
(d)
Margin %
Income taxes
Tax Rate
Total Net Earnings (Non-GAAP)
(d)
Margin %
Acquisition Amortization and Other Costs
(c)
Restructuring Charges
(e)
Non-GAAP Items (Net of Taxes)
Total Net Earnings (GAAP)
Margin %
(a)
Diluted Shares
Diluted EPS (Non-GAAP)
(d)
Diluted EPS (GAAP)
(d) FY13 Q4 excludes Restructuring Charges of $12M (after tax $8M, or $0.06 EPS impact), Acquisition Amortization and Other Costs of $7M (after tax $4M, or $0.04 EPS impact) and a one time tax credit of $4M (or $0.04 EPS impact).
NOTE: Amounts in this table may not sum to totals due to rounding.

Broadridge FY15 Guidance
Revenue
FY14 FY15 Range
Actual Low High
$1,867 $1,963 $1,996
6% 5% 7%
$695 $710 $722
5% 2% 4%
$2,562 $2,673 $2,718
6% 4% 6%
($0) $0 $0
($4) ($7) ($7)
$2,558 $2,666 $2,711
5% 4% 6%
Recurring Revenue Closed Sales
FY15 Range
Segments Low High
ICS $70 $90
SPS $40 $60
Total $110 $150
Earnings
FY14 FY15 Range
Actual Low High
$336 $368 $380
18.0% 18.7% 19.0%
$119 $122 $136
17.1% 17.2% 18.8%
$455 $490 $515
17.8% 18.3% 19.0%
($50) ($42) ($49)
$16 $16 $16
$420 $464 $483
16.4% 17.4% 17.8%
($25) ($26) ($26)
$25 $24 $24
$420 $462 $480
16.4% 17.3% 17.7%
($141) ($162) ($168)
33.6% 35.0% 35.0%
$279 $300 $312
10.9% 11.3% 11.5%
($16) ($16) ($16)
($16) ($16) ($16)
$263 $285 $297
10.3% 10.7% 10.9%
124 124 124
$2.25 $2.42 $2.52
$2.12 $2.29 $2.39
($ in millions)
ICS
Growth %  /  Margin %
SPS
Growth %  /  Margin %
Total Segments
Margin %
Other
FX (a)
Total Broadridge (Non-GAAP)
Growth %  /  Margin %
Interest & Other
Acquisition Amortization and Other Costs (b)
Total EBT (Non-GAAP) (c)
Margin %
Income taxes
Tax Rate
Total Net Earnings (Non-GAAP) (c)
Margin %
Acquisition Amortization and Other Costs (b)
Non-GAAP Items (Net of Taxes)
Total Net Earnings (GAAP)
Margin %
Diluted Shares
Diluted EPS (Non-GAAP) (c)
Diluted EPS (GAAP)
(a) Includes impacts of FX P&L and FX Transaction Activity.
(b) Represents amortization charges associated with intangible asset values as well as other deal costs associated with the Company’s acquisitions.
(c) FY14 excludes Acquisition Amortization and Other Costs of $25M (after tax $16M or $0.13 EPS impact). FY15 excludes Acquisition Amortization and Other Costs of
$24M (after tax $16M or $0.13 EPS impact).
* Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.

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NOTE: Amounts in this table may not sum to totals due to rounding.

Fiscal
Year Ended
Round June 2014 Low High
Round
Net earnings from operations (GAAP) 263.0 $   263 $                             285 $           297 $
Depreciation and amortization (includes other LT assets) 97.4        97                                  100              105
Stock-based compensation expense 34.6        35                                  35                40
Other (31.7)       (32)                                (25)              (22)
Subtotal 363.3      363                                395              420
Working capital changes R 32.5        33                                  25                35
Long-term assets & liabilities changes (8.0)         (8)                                  (25)              (15)
Net cash flows provided by operating activities 387.8      388                                395              440
Cash Flows From Investing Activities
Capital expenditures and software purchases R (53.5)       (54)                                (75)              (70)
Free cash flows (Non-GAAP)
334.3 $   334 $                             320 $           370 $
Acquisitions (96.9)       (97)                                -              -
Stock repurchases net of options proceeds (80.2)       (80)                                -              -
Dividends paid (96.7)       (97)                                (123)            (123)
Other 21.6        22                                  20                25
Net change in cash and cash equivalents 82.1        82                                  217              272
Cash and cash equivalents, at the beginning of year 266.0      266                                266              266
Cash and cash equivalents, at the end of period 348.1 $   348 $                             483 $           538 $
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.
Free Cash Flows - Non-GAAP
Unaudited
FY15 Range (a)
   ($ millions)
Cash Flows FY14 Results and FY15 Guidance

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Cash Flows From Other Investing and Financing Activities
Free Cash Flows
(Non-GAAP):

Recurring Revenue Closed Sales to Revenue Contribution
($ in millions)
Closed Sales Revenue Contribution
(a)
Backlog
(b)
Forecast Forecast Forecast
FY15 FY15 FY15
ICS ~$70-90 ~$55-65 ~$100-120
~Contribution to recurring revenue growth 6-7%
SPS ~$40-60 ~$45-55 ~$60-70
~Contribution to recurring revenue growth 6-8%
Total Recurring Revenue Closed Sales ~$110-150 ~$100-120 ~$160-190
~Contribution to recurring revenue growth 6-7%
(a)
  Revenue from current year and prior year Closed Sales.
(b)
  Closed Sales expected to convert to revenue in future years.

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Revenues and Closed Sales FY09-FY14

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($ in millions)
CAGR FY15
Recurring Fee Revenues FY09 FY10 FY11 FY12 FY13 FY14 FY09-FY14 Range
ICS 594 $        632 $        720 $        798 $        850 $        947 $           10% $1,007-1,030
Growth 5% 6% 14% 11% 7% 11% 6-9%
SPS 559 $        536 $        594 $        655 $        661 $        695 $           4% $710-722
Growth 5% -4% 11% 10% 1% 5% 2-4%
Total Recurring Fee Revenues 1,153 $    1,168 $    1,313 $    1,453 $    1,511 $    1,642 $        7% $1,717-1,752
Growth 5% 1% 12% 11% 4% 9% 5-7%
Event-Driven 180 $        257 $        135 $        132 $        156 $        156 $           -3% ~$153
Growth -10% 43% -47% -2% 18% 0% ~(2%)
Distribution 757 $        781 $        704 $        704 $        755 $        764 $           0% $803-813
Growth -6% 3% -10% 0% 7% 1% 5-6%
Other/FX (17) $         4 $             14 $          14 $          10 $          (4) $              ~($7)
Total Revenues 2,072 $    2,209 $    2,167 $    2,304 $    2,431 $    2,558 $        4% $2,666-2,711
Growth -3% 7% -2% 6% 6% 5% 4-6%
Recurring Closed Sales 95 $          119 $        113 $        120 $        121 $        127 $           6% $110-150
Growth 16% 25% -5% 6% 0% 5% (13)-18%
($ in millions) FY09-14 FY15
Event-Driven Fee Revenues
(a)
FY09 FY10 FY11 FY12 FY13 FY14 CAGR Range
Mutual Fund Proxy 55 $          150 $        39 $          28 $          43 $          57 $              1% $52
Mutual Fund Supplemental 58 48 44 47 58 41 -7% $44
Contest/ Specials/ Other Communications 67 59 52 57 54 58 -3% $57
Total Event-Driven Fee Revenues 180 $        257 $        135 $        132 $        156 $        156 $           -3% ~$153
Growth
-10% 43% -47% -2% 18% 0% -2%
Recurring Distribution Revenues
(b)
567 $        564 $        573 $        597 $        629 $        659 $           3% $695-705
Growth -2% -1% 2% 4% 5% 5%
5-6%
ED Distribution Revenues
(b)
190 $        217 $        131 $        107 $        126 $        105 $           -11% $109
Growth
-17% 14% -39% -18% 17% -16% 4%
Total Distribution Revenues 757 $       781 $       704 $       704 $       755 $       764 $           0% $803-813
Growth
-6% 3% -10% 0% 7% 1%
5-6%
(a) Includes reclassification of Pre-sale Fulfillment from event-driven revenues to recurring revenues.
(b) Includes reclassification of Pre-sale Fulfillment related distribution revenues from event-driven distribution to recurring distribution and Matrix pass-through administrative services revenues from recurring fee to recurring distribution.

Reconciliation of Non-GAAP to GAAP Measures

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Reconciliation of EPS
4Q13 4Q14 FY13 FY14 FY15 Range
Actual Actual Actual Actual Low High
Diluted EPS (Non-GAAP)
$1.15 $1.17 $1.88 $2.25 $2.42 $2.52
Acquisition Amortization and Other Costs, net of taxes ($0.04) ($0.04) ($0.12) ($0.13) ($0.13) ($0.13)
Restructuring Charges, net of taxes ($0.06) $0.00 ($0.10) $0.00 $0.00 $0.00
Discrete tax items $0.04 $0.00 $0.03 $0.00 $0.00 $0.00
Diluted EPS (GAAP)
$1.09 $1.13 $1.69 $2.12 $2.29 $2.39
Reconciliation of EBT 4Q13 4Q14 FY13 FY14 FY15 Range
($ in millions)
Actual Actual Actual Actual Low High
Total EBT (Non-GAAP) $221 $214 $367 $420 $462 $480
Margin %
25.6% 24.1% 15.1% 16.4% 17.3% 17.7%
Acquisition Amortization and Other Costs ($7) ($7) ($24) ($25) ($24) ($24)
Restructuring Charges ($12) $0 ($20) $0 $0 $0
Total EBT (GAAP) $202 $207 $323 $396 $438 $457
Margin %
23.4% 23.3% 13.3% 15.5% 16.4% 16.8%
NOTE: Amounts in this table may not sum to totals due to rounding.
Year Ended
Round June 2014 Low High
Free Cash Flow (Non-GAAP):
Round
Net earnings from operations (GAAP) 263.0 $   263 $                             285 $           297 $
Depreciation and amortization (includes other LT assets) 97.4        97                                  100              105
Stock-based compensation expense 34.6        35                                  35                40
Other (31.7)       (32)                                (25)              (22)
Subtotal 363.3      363                                395              420
Working capital changes R 32.5        33                                  25                35
Long-term assets & liabilities changes (8.0)         (8)                                  (25)              (15)
Net cash flows provided by operating activities 387.8      388                                395              440
Cash Flows From Investing Activities
Capital expenditures and software purchases R (53.5)       (54)                                (75)              (70)
Free cash flows (Non-GAAP)
334.3 $   334 $                             320 $           370 $
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.
Free Cash Flows - Non-GAAP
Unaudited
($ millions)
FY15 Range (a)
Free Cash Flows (Non-GAAP):
Fiscal

ICS Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
In millions
Fee Revenues
4Q13 4Q14 FY13 FY14 Type
Proxy
Equities 211.8 $              225.3 $              296.6 $                 313.6 $                RC
   Stock Record Position Growth 2% 10% 2% 8%
   Pieces 219.1                   242.6                   287.3                       314.7                    0.6
Mutual Funds 20.8 $                 20.8 $                 43.5 $                     56.8 $                 ED
   Pieces 29.9                     29.6                     66.6                         77.6                       0.6
Contests/Specials 8.1 $                    6.2 $                    15.4 $                     17.1 $                 ED
   Pieces 7.7                       6.2                       14.5                         18.4
Total Proxy 240.7 $              252.3 $              355.5 $                 387.5 $
   Total Pieces 256.7                   278.5                   368.4                       410.8
Notice and Access Opt-in % 68% 69% 67% 69%
Suppression % 60% 63% 59% 62%
Interims
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) 33.7 $                 46.1 $                 133.6 $                 172.8 $                RC
   Position Growth 11% 8% 11% 11%
   Pieces 159.4                   224.4                   630.2                       810.6
Mutual Funds (Supplemental Prospectuses) & Other 13.6 $                 8.3 $                    57.6 $                     41.1 $                 ED
   Pieces 77.9                     39.2                     306.5                       212.9
Total  Interims 47.3 $                 54.4 $                 191.2 $                 213.9 $
   Total Pieces 237.3                   263.6                   936.7                       1,023.5
Transaction
Transaction Reporting/Customer Communications 35.2 $                 38.1 $                 164.6 $                 157.6 $                RC
Reporting
Fulfillment
Fulfillment 41.9 $                 34.5 $                 143.0 $                 143.5 $                RC
Emerging, Acquired
Emerging/Acquired (a) 31.4 $                 48.3 $                 112.2 $                 159.4 $                RC
and Other
Other (b) 15.4 $                 13.5 $                 39.0 $                     40.6 $                 ED
Total  Emerging, Acquired, and Other 46.8 $                 61.8 $                 151.2 $                 200.0 $
Total Fee Revenues 411.9 $              441.1 $              1,005.5 $              1,102.5 $
Total Distribution Revenues (c) 277.8 $              273.4 $              754.7 $                 764.4 $
Total Revenues as reported - GAAP 689.7 $              714.5 $              1,760.2 $              1,866.9 $             FY15 Ranges
Low High
Total RC Fees 354.0 $              392.3 $              850.0 $                 946.9 $                1,007 $      1,030 $
% RC Growth 5% 11% 7% 11% 6% 9%
Total ED Fees 57.9 $                 48.8 $                 155.5 $                 155.6 $                ~$153M
Low High
Sales 3% 4% 6% 5% 5% 7%
Key
Losses -1% -1% -1% -1% -1% -1%
Revenue
Net New Business 2% 3% 5% 4% 4% 6%
Drivers
Internal growth 3% 5% 2% 5% 1% 2%
(Recurring)
Recurring (Excluding Acquisitions) 5% 8% 7% 9% 5% 8%
Acquisitions 0% 3% 0% 2% 1% 1%
Total Recurring 5% 11% 7% 11% 6% 9%
Low High
Key
Recurring, Net (d) 2% 6% 4% 6% 3% 5%
Revenue
Event-Driven 3% -1% 1% 0% 0% 0%
Drivers
Distribution 4% -1% 3% 0% 2% 2%
(Total)
TOTAL 9% 4% 8% 6% 5% 7%
(a) Acquired and Emerging includes fee revenues from acquisitions (i.e. Access Data, NewRiver, Matrix, Transfer Agency, Forefield, Bonaire and Emerald) and the portfolio of emerging products (i.e. Tax Managed Services, Vote Recommendations, and Class Actions).
(b) Other includes other event-driven fee revenues such as corporate actions and development.
(c) Total Distribution Revenues primarily include pass-through revenues related to the physical mailing of Proxy, Interims, Transaction Reporting, and Fulfillment as well as Matrix administrative services.
(d) Recurring, Net includes contribution from Net New Business, Internal Growth, and Acquisitions

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SPS Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
In millions
4Q13 4Q14 FY13 FY14 Type
Equity
Transaction-Based (a) Equity Trades 31.6 $            31.7 $            126.5 $          133.1 $          RC
Internal Trade Volume 896                 909                 844                 946
Internal Trade Growth 6% 1% -6% 12%
Trade Volume (Average Trades per Day in '000) 944                 921                 903                 964
Non-Transaction Other Equity Services (b) 112.8             113.8             428.0 $          447.6 $          RC
Total Equity 144.4 $          145.5 $          554.5 $          580.7 $
Fixed Income
Transaction-Based (a) Fixed Income Trades 15.1 $            14.2 $            56.5 $            57.5 $            RC
Internal Trade Volume 316                 294                 303                 297
Internal Trade Growth 3% -7% 1% -2%
Trade Volume (Average Trades per Day in '000) 318                 301                 304                 300
Non-Transaction Other Fixed Income Services 13.7 $            14.4 $            49.5 $            56.6               RC
Total Fixed Income 28.8 $            28.6 $            106.0 $          114.1 $
Total Net Revenue as reported - GAAP 173.2 $          174.1 $          660.5 $          694.8 $
FY15 Ranges
Low High
Sales 10% 9% 6% 9% 7% 8%
Losses -3% -6% -2% -4% -4% -4%
Key
Net New Business 7% 3% 4% 5% 3% 4%
Revenue
Internal growth -3% -2% -4% 0% -1% 0%
Drivers
Acquisitions 0% 0% 1% 0% 0% 0%
TOTAL 4% 1% 1% 5% 2% 4%
(b) Includes BPO clients.
(a) Trades do not include clients under BPO and fixed contracts.

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© 2014    |
Broadridge ICS Definitions
Proxy
Equities - Refers to the proxy services we provide in connection with annual stockholder meetings for publicly traded corporate issuers.  Annual meetings of public companies include shares held in "street name" (meaning that they are held of record by brokers or banks, which in turn hold the shares on behalf of their clients, the ultimate beneficial owners) and shares held in "registered name" (shares registered in the name of their beneficial owners).
Mutual Funds - Refers to the proxy services we provide for funds, classes or trusts of an investment company.  Mutual Funds are not required to have annual meetings.
As a result, mutual fund proxy services are driven by a "triggering event".  These triggering events can be a change in directors, fee structures, investment restrictions, or mergers of funds.
Contests - Refers to the proxy services we provide when a separate proxy agenda is put forth by one or more stockholders that are generally in opposition to the proposals presented by management of the company.
Specials - Refers to the proxy services we provide in connection with non-routine stockholder meetings held outside of the normal annual meeting cycle and are primarily driven by special events (e.g., business combinations in which the company being acquired is a public company and therefore needs the approval of its stockholders).
Interims
Mutual Fund Annual/Semi-Annual/Prospectuses – Refers to the services we provide investment companies in connection with information they are required to distribute periodically to their investors. These reports contain pertinent information such as holdings, fund performance, and other required disclosures.
Mutual Funds (Supplemental Prospectuses) – Refers primarily to information required to be provided by mutual funds to supplement information previously provided in an annual mutual fund prospectus (e.g., change in portfolio managers, closing funds or class of shares to investors, or restating or clarifying items in the original prospectus). The events could occur at any time throughout the year.
Other – Refers generally to marketing communications provided to stockholders including newsletters, investor education materials and other information not required to be distributed by regulation.
Transaction Reporting
Transactions Reporting – Refers primarily to the printing and distribution of account statements and trade confirmations to account holders, including electronic delivery and archival services.
Fulfillment
Post-Sale Fulfillment – Refers primarily to the distribution of mutual fund prospectuses, offering documents, and required regulatory disclosure information to investors in connection with purchases of securities.
Pre-Sale Fulfillment – Refers to the distribution of marketing literature, welcome kits, enrollment kits, and investor information to prospective investors, existing stockholders and other targeted recipients on behalf of broker-dealers, mutual fund companies and 401(k) administrators.
Emerging, Acquired, and Other Communications
Emerging – Refers to the services provided by our emerging products portfolio (e.g. Tax Services, Vote Recommendations, and Class Actions)
Acquired – Refers to the services provided by our acquisitions portfolio (e.g. Access Data, NewRiver, Matrix, Transfer Agency, Forefield, Bonaire, and Emerald Connect)
Other – Refers to the services we provide in connection with communication material not included in the above definitions such as non-objecting beneficial owners
(NOBO) list, and corporate actions such as tender offer transactions.